                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-8382

                         SCUDDER STRATEGIC INCOME TRUST
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       05/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Strategic Income Trust

Semiannual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment Plan

Click Here Shareholder Meeting Results

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

Performance is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Average Annual Total Returns as of 5/31/05
Scudder Strategic Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.85%	21.50%	14.66%	12.77%	11.53%
Based on Market Price	4.32%	24.23%	13.35%	9.32%	11.24%
CS First Boston High Yield Index(b)	.60%	9.97%	12.14%	8.64%	7.49%
CS First Boston High Yield Index (50%), Lehman Brothers Treasury Index (25%), Citigroup Non-USD World Government Bond Currency Hedged Index (15%), J.P. Morgan Emerging Markets Bond Index Plus (10%)(b)	2.45%	9.99%	10.14%	8.51%	8.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/05	As of 11/30/04
Net Asset Value	$ 13.78	$ 13.70
Market Price	$ 13.36	$ 13.32
Distribution Information
Six Months: Income Dividends as of 5/31/05	$ .54
May Income Dividend	$ .090
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/05+	7.85%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/05+	8.08%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

b CS First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Lehman Brothers Treasury Index is an unmanaged, unleveraged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Citigroup Non-USD World Government Bond Currency Hedged Index is an unmanaged, unleveraged, foreign securities index representing major government bond markets other than the US. J.P. Morgan Emerging Markets Bond Index Plus is an unmanaged, unleveraged index tracking total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and US dollar-denominated local market instruments. The blended index is also disclosed since it is more representative of the securities in which the Fund invests. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Strategic Income Trust's most recent semiannual period ended May 31, 2005.

Q:  How did the fund perform over the six-month period ended May 31, 2005?

A:  For the six-month period, the fund returned 4.85% based on net asset value. The fund's total return based on its market price was 4.32%. This compares with the 0.60% return of its benchmark, the CS First Boston High Yield Index for the six-month period.1 (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

1 CS First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A:  Over the past six months, bond markets — particularly credit markets — began to show more volatility than they have for some time. Prior to this year, yields in both the emerging markets and high yield sectors had fallen steadily, benefiting holders of lower quality credits. The trend carried through the end of 2004, as investors remained comfortable with improving credit fundamentals and attractive technical factors in the credit markets. Then, in March and April of 2005, high yield began to suffer due to a combination of rich valuations, continued increase in short-term interest rates, and uncertainty about the possibility of GM and Ford falling into the high-yield indices due to downgrades. As the auto picture gained clarity in May, and the economic backdrop in the United States continued to evidence moderate, stable growth, the high-yield sector did recover somewhat, but did not regain the previous highs it had reached early in 2005. Emerging markets debt, while trading off in sympathy with high yield, did not experience nearly the same degree of stress, and by the end of May showed much better returns than the high-yield sector. The US Treasury yield curve flattened dramatically over the past six months, with two-year yields rising more than 100 basis points, while 30-year yields fell by nearly 50 basis points; 10-year yields completely defied market expectations by ending up below 4% at the end of May.

Q:  How did the fund's allocations affect performance?

A:  Throughout the period, the fund maintained an approximate 50/50 balance between its high-yield and emerging markets portfolio allocations. As noted above, spreads widened more significantly in the high-yield sector; that allocation therefore held back the performance of the fund in comparison with the emerging markets allocation. Both sectors did provide attractive income for the fund, although the price return for high yield was moderately negative over the past six months. Having credit exposure diversified between corporate credit and emerging markets debt helped insulate the fund from the more aggressive sell-off in high yield, reducing the volatility of the fund's returns relative to a total high-yield allocation.

Q:  Will you comment on developments in the emerging markets over the period?

A:  In general, emerging markets were relatively stable over the period. The beginning of the period saw the peaceful resolution of an election crisis in the Ukraine, much to the satisfaction of the international community. Importantly, during the period of uncertainty this situation had created, the debt of other emerging markets did not respond negatively — a sign of the overall health and maturity of this sector. Turkey had benefited for some time from the perception that it has made substantial progress toward eventually joining the European Economic Union. However, the outlook in this regard wavered over the period and created substantial volatility for Turkish issues, with some carryover to other emerging markets. Russia and several other emerging markets countries continue to benefit from crude oil prices that are hovering near historic highs. While Brazil's economy eased during the first several months of 2005, the Lula administration appears committed to pursuing the sound monetary and fiscal policies that have worked thus far to avoid crisis there.

Q:  Will you comment on leverage employed by the fund over the period?

A:  During the period, we maintained the fund's use of leverage at approximately 25% of portfolio assets. In employing leverage, the fund borrows money through a bank loan at short-term interest rates and then invests the proceeds in longer-term securities. The increase in short-term interest rates and flattening of the yield curve over the past year made this strategy somewhat less attractive. Further, the increase in credit spreads muted any price appreciation benefit associated with leverage in March and April. However, with credit spreads on high yield and emerging markets both at about 400 basis points, the carry associated with leverage remains attractive, and certainly benefited the income of the fund over the period. The current Federal Reserve Board (the Fed) approach of incrementally raising short-term rates has been supportive of the economy and fixed-income spread sectors, but we will, of course, continue to closely evaluate the fund's use of leverage.

Q:  Can you discuss the factors that contributed to the decrease in the fund's weighted average maturity and the fund's duration?

A:  Due to concerns about the possibility of greater volatility in both emerging markets and high-yield sectors, the maturity and duration of the fund decreased. In an attempt to reduce risk and position the emerging markets holdings more defensively, the fund held a greater position in cash, which in part contributed to the lower numbers. Also, its high yield holdings were shortened on average as we sold longer-dated bonds in favor of securities with lower duration and maturity. (These holdings should perform better in the event that event that the investment environment turns negative.)

Q:  What is your current assessment of the fixed-income environment?

A:  There is more reason to be concerned about inflation than there was six months ago, mainly because of continued high oil prices and the increased pricing power for businesses that has flowed from the economic recovery. Still, the underlying economic environment is stable, the Fed appears to be moving steadily toward a neutral monetary policy and US wage inflation remains under control. We therefore do not expect any of the more-extreme scenarios with respect to inflation and interest rates to unfold.

Going forward, we will continue to monitor the global economy and the statements of the world's central banks. We believe that Scudder Strategic Income Trust remains an attractive vehicle for investors seeking a high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Portfolio Composition (Excludes Securities Lending Collateral)	5/31/05	11/30/04

Foreign Bonds — US$ Denominated	43%	47%
Corporate Bonds	40%	38%
Cash Equivalents	9%	3%
Foreign Bonds — Non US$ Denominated	7%	11%
Loan Participation	1%	1%
	100%	100%
Corporate and Foreign Bond Diversification (As a percentage of Corporate and Foreign Bonds)	5/31/05	11/30/04

Emerging Market Sovereign Bonds	47%	48%
Consumer Discretionary	12%	12%
Materials	8%	9%
Industrials	8%	7%
Energy	7%	4%
Telecommunication Services	6%	8%
Financials	4%	5%
Utilities	4%	2%
Consumer Staples	2%	2%
Health Care	1%	2%
Information Technology	1%	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/05	11/30/04

BBB	17%	16%
BB	30%	35%
B	36%	33%
Below B	10%	12%
Not rated	7%	4%
	100%	100%
Interest Rate Sensitivity	5/31/05	11/30/04

Average Maturity	10.8 years	11.9 years
Duration	6.2 years	6.9 years

Portfolio composition, corporate and foreign bond diversification, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 47.3%
Consumer Discretionary 11.7%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012 (d)	45,000	43,538
Adesa, Inc., 7.625%, 6/15/2012	25,000	24,875
AMC Entertainment, Inc., 8.0%, 3/1/2014 (d)	100,000	90,500
AutoNation, Inc., 9.0%, 8/1/2008	45,000	48,938
Aztar Corp., 7.875%, 6/15/2014 (d)	115,000	121,037
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	30,000	29,850
Cablevision Systems New York Group, 144A, 7.88%**, 4/1/2009	85,000	89,250
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	40,000	44,200
9.375%, 2/15/2007	30,000	32,100
Charter Communications Holdings LLC: Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	160,000	103,600
9.625%, 11/15/2009 (d)	140,000	104,650
10.25%, 9/15/2010 (d)	260,000	263,900
Cooper-Standard Automotive, Inc., 144A, 8.375%, 12/15/2014 (d)	100,000	83,000
CSC Holdings, Inc., 7.875%, 12/15/2007	135,000	140,906
Dex Media East LLC/Financial, 12.125%, 11/15/2012	333,000	398,767
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (d)	50,000	45,000
Series B, 9.0%, 5/1/2009 EUR	15,000	11,998
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	25,000	25,063
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (d)	10,000	9,400
General Motors Corp., 8.25%, 7/15/2023 (d)	15,000	11,408
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (d)	60,000	49,800
ITT Corp., 7.375%, 11/15/2015	95,000	104,381
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	165,000	177,375
144A, 11.875%, 2/1/2009	70,000	75,250
Levi Strauss & Co., 144A, 7.73%**, 4/1/2012 (d)	40,000	37,100
Mediacom LLC, 9.5%, 1/15/2013 (d)	125,000	124,062
MGM MIRAGE:
8.375%, 2/1/2011 (d)	165,000	178,200
9.75% , 6/1/2007	55,000	59,469
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	35,000	37,975
NCL Corp., 144A, 11.625%, 7/15/2014	85,000	86,700
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	110,000	71,500
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009	35,000	32,375
10.75%, 7/15/2008 (d)	35,000	34,300
Petro Stopping Centers, 9.0%, 2/15/2012	140,000	140,700
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	75,000	78,000
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	85,000	84,150
PRIMEDIA, Inc.:
8.638%**, 5/15/2010	140,000	147,000
8.875%, 5/15/2011	120,000	126,000
Remington Arms Co., Inc., 10.5%, 2/1/2011 (d)	50,000	47,750
Renaissance Media Group LLC, 10.0%, 4/15/2008	80,000	80,100
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	100,000	113,500
Restaurant Co., 11.25%, 5/15/2008	101,338	101,338
Schuler Homes, Inc., 10.5%, 7/15/2011	190,000	212,534
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	185,000	81,400
7.875%, 1/15/2014	35,000	30,800
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	125,000	129,687
8.75%, 12/15/2011	190,000	201,400
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	75,000	73,594
Toys "R" Us, Inc., 7.375%, 10/15/2018	140,000	112,000
Trump Entertainment Resort, Inc., 8.5%, 6/1/2015	140,000	136,150
TRW Automotive, Inc.:
11.0%, 2/15/2013 (d)	130,000	142,350
11.75%, 2/15/2013 EUR	30,000	41,716
United Auto Group, Inc., 9.625%, 3/15/2012	120,000	126,000
Visteon Corp., 7.0%, 3/10/2014 (d)	65,000	54,275
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	35,000	37,100
Williams Scotsman, Inc., 9.875%, 6/1/2007 (d)	170,000	167,450
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	115,000	110,400
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	116,321	118,938
Young Broadcasting, Inc.: 8.75%, 1/15/2014 (d)	129,000	116,745
10.0%, 3/1/2011	30,000	29,625
		5,631,169
Consumer Staples 1.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	37,000	38,295
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	115,000	117,012
144A, 12.75%, 11/15/2012	30,000	27,900
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	50,000	42,500
Duane Reade, Inc., 9.75%, 8/1/2011 (d)	55,000	42,350
GNC Corp., 8.5%, 12/1/2010	35,000	26,688
National Beef Packing Co., 10.5%, 8/1/2011 (d)	30,000	28,800
North Atlantic Trading Co., 9.25%, 3/1/2012 (d)	200,000	144,000
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (d)	73,000	62,415
Rite Aid Corp., 11.25%, 7/1/2008	120,000	126,300
Swift & Co.:
10.125%, 10/1/2009	90,000	97,875
12.5%, 1/1/2010	20,000	22,400
Viskase Co., Inc., 11.5%, 6/15/2011	45,000	47,700
		824,235
Energy 3.3%
Belden & Blake Corp., 8.75%, 7/15/2012	105,000	95,025
Chesapeake Energy Corp.:
6.875%, 1/15/2016	25,000	26,125
9.0%, 8/15/2012	50,000	55,625
CITGO Petroleum Corp., 6.0%, 10/15/2011	120,000	117,600
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (d)	30,000	28,500
7.125%, 5/15/2018	105,000	94,500
7.625%, 10/15/2026 (d)	50,000	44,500
8.75%, 2/15/2012	15,000	15,544
144A, 9.875%, 7/15/2010	120,000	130,500
El Paso Production Holding Corp., 7.75%, 6/1/2013	125,000	129,688
Key Energy Services, Inc., 6.375%, 5/1/2013	35,000	34,300
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	125,000	124,375
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	100,000	83,000
Southern Natural Gas, 8.875%, 3/15/2010 (d)	100,000	108,921
Stone Energy Corp.:
6.75%, 12/15/2014	55,000	52,250
8.25%, 12/15/2011	145,000	149,350
Whiting Petroleum Corp., 7.25%, 5/1/2013	15,000	14,925
Williams Companies, Inc.:
8.125%, 3/15/2012	185,000	208,125
8.75%, 3/15/2032	55,000	64,487
		1,577,340
Financials 4.3%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	20,000	12,800
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	125,000	102,500
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	53,000	57,903
AmeriCredit Corp., 9.25%, 5/1/2009	215,000	230,050
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	40,000	25,966
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	40,000	41,400
E*TRADE Financial Corp., 8.0%, 6/15/2011	90,000	94,050
FINOVA Group, Inc., 7.5%, 11/15/2009	271,450	115,366
General Motors Acceptance Corp.:
4.13%**, 3/20/2007	100,000	95,620
6.125%, 8/28/2007 (d)	30,000	29,341
6.75%, 12/1/2014 (d)	50,000	42,409
6.875%, 9/15/2011 (d)	15,000	13,081
8.0%, 11/1/2031	365,000	305,331
H&E Equipment/Finance, 11.125%, 6/15/2012	85,000	92,862
Poster Financial Group, Inc., 8.75%, 12/1/2011 (d)	95,000	95,712
PXRE Capital Trust I, 8.85%, 2/1/2027	85,000	87,975
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	35,000	26,775
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	70,000	81,025
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	55,000	50,600
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	110,000	86,350
Triad Acquisition, 144A, 11.125%, 5/1/2013	55,000	54,725
UGS Corp., 144A, 10.0%, 6/1/2012	115,000	126,500
Universal City Development, 11.75%, 4/1/2010	150,000	169,500
		2,037,841
Health Care 1.5%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	65,000	66,950
Encore Medical Corp., 9.75%, 10/1/2012	60,000	55,200
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (d)	45,000	42,075
HEALTHSOUTH Corp., 10.75%, 10/1/2008	120,000	123,900
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	75,000	64,125
Tenet Healthcare Corp.:
6.375%, 12/1/2011	115,000	110,400
144A, 9.25%, 2/1/2015	235,000	242,050
		704,700
Industrials 7.2%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	137,000	144,706
Allied Security Escrow Corp., 11.375%, 7/15/2011	90,000	85,500
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	205,000	191,162
Series B, 9.25%, 9/1/2012	97,000	104,275
Avondale Mills, Inc., 144A, 10.093%**, 7/1/2012	85,500	80,370
Bear Creek Corp., 144A, 7.873%**, 3/1/2012	45,000	43,650
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	35,000	37,275
8.625%, 5/15/2011	25,000	26,438
Browning-Ferris Industries:
7.4%, 9/15/2035	110,000	92,950
9.25%, 5/1/2021	45,000	44,888
Cenveo Corp., 7.875%, 12/1/2013	90,000	85,275
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	175,000	183,750
Columbus McKinnon Corp., 10.0%, 8/1/2010	60,000	64,200
Congoleum Corp., 8.625%, 8/1/2008*	65,000	62,725
Cornell Companies, Inc., 10.75%, 7/1/2012	90,000	90,900
Dana Corp., 7.0%, 3/1/2029	100,000	83,661
Erico International Corp., 8.875%, 3/1/2012	35,000	35,779
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (d)	30,000	20,850
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012 (d)	125,000	112,500
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013	15,000	13,800
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	155,000	167,012
Joy Global, Inc., Series B, 8.75%, 3/15/2012	30,000	33,600
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	60,000	63,900
Kansas City Southern:
7.5%, 6/15/2009	35,000	36,138
9.5%, 10/1/2008	190,000	207,337
Kinetek, Inc., Series D, 10.75%, 11/15/2006	155,000	141,050
Laidlaw International, Inc., 10.75%, 6/15/2011	105,000	118,781
Metaldyne Corp., 144A, 10.0%, 11/1/2013 (d)	95,000	79,800
Millennium America, Inc., 9.25%, 6/15/2008	175,000	188,562
NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014 (d)	80,000	36,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	70,000	79,800
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	70,000	63,000
Ship Finance International Ltd., 8.5%, 12/15/2013	120,000	115,200
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	45,000	42,300
10.375%, 7/1/2012	140,000	148,400
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	60,000	67,800
United Rentals North America, Inc., 7.0%, 2/15/2014 (d)	200,000	190,500
Westlake Chemical Corp., 8.75%, 7/15/2011	48,000	52,080
Xerox Capital Trust I, 8.0%, 2/1/2027	30,000	31,050
		3,466,964
Information Technology 1.5%
Activant Solutions, Inc.:
144A, 9.09%**, 4/1/2010	30,000	30,450
10.5%, 6/15/2011	85,000	89,250
Eschelon Operating Co.:
8.375%, 3/15/2010	20,000	17,500
8.375%, 3/15/2010	25,000	21,875
Lucent Technologies, Inc.:
6.45%, 3/15/2029 (d)	190,000	164,350
7.25%, 7/15/2006 (d)	30,000	30,600
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013	255,000	240,975
10.375%, 1/15/2010	80,000	88,400
Viasystems, Inc., 10.5%, 1/15/2011	20,000	17,800
		701,200
Materials 7.2%
Aqua Chemical, Inc., 11.25%, 7/1/2008	40,000	34,200
ARCO Chemical Co., 9.8%, 2/1/2020	310,000	347,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	225,000	132,750
Caraustar Industries, Inc., 9.875%, 4/1/2011	205,000	195,262
Constar International, Inc., 144A, 6.643%**, 2/15/2012	40,000	37,800
Dayton Superior Corp.:
10.75%, 9/15/2008	70,000	71,050
13.0%, 6/15/2009 (d)	160,000	134,400
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	50,000	48,000
GEO Specialty Chemicals, Inc., 11.62%, 12/31/2009	68,000	72,080
Georgia-Pacific Corp.:
8.0%, 1/15/2024	165,000	189,337
9.375%, 2/1/2013	85,000	96,263
Hercules, Inc., 6.75%, 10/15/2029	75,000	73,125
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	100,000	114,000
Huntsman International LLC, 10.125%, 7/1/2009	75,000	95,983
Huntsman LLC, 11.625%, 10/15/2010	126,000	144,900
IMC Global, Inc.:
7.375%, 8/1/2018	30,000	30,075
10.875%, 8/1/2013	87,000	101,355
Intermet Corp., 9.75%, 6/15/2009* (d)	25,000	11,750
MMI Products, Inc., Series B, 11.25%, 4/15/2007	90,000	89,100
Neenah Corp.:
144A, 11.0%, 9/30/2010	156,000	169,260
144A, 13.0%, 9/30/2013	74,730	75,477
NewPage Corp., 144A, 9.46%**, 5/1/2012 (d)	90,000	88,200
Omnova Solutions, Inc., 11.25%, 6/1/2010	165,000	171,600
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	35,000	37,800
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (d)	153,378	76,689
Pliant Corp.:
144A, 11.625%, 6/15/2009, (PIK)	808	861
11.125%, 9/1/2009	65,000	62,725
Portola Packaging, Inc., 8.25%, 2/1/2012 (d)	115,000	73,312
Radnor Holdings Corp., 11.0%, 3/15/2010 (d)	140,000	102,550
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	75,000	90,907
Sheffield Steel Corp., 11.375%, 8/15/2011	45,000	44,213
Texas Industries, Inc., 10.25%, 6/15/2011	85,000	96,475
TriMas Corp., 9.875%, 6/15/2012	210,000	170,100
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	80,000	64,000
United States Steel Corp., 9.75%, 5/15/2010	106,000	115,805
United States Steel LLC, 10.75%, 8/1/2008 (d)	10,000	11,300
		3,469,904
Telecommunication Services 4.8%
AirGate PCS, Inc., 6.891%**, 10/15/2011	40,000	40,800
American Cellular Corp., Series B, 10.0%, 8/1/2011 (d)	115,000	112,125
AT&T Corp.:
7.3%, 11/15/2011	94,000	107,982
8.0%, 11/15/2031	110,000	139,700
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (d)	35,000	35,000
8.375%, 1/15/2014 (d)	280,000	277,200
144A, 8.375%, 1/15/2014	25,000	24,750
Crown Castle International Corp., 9.375%, 8/1/2011	70,000	77,262
Dobson Communications Corp., 8.875%, 10/1/2013	70,000	57,400
Insight Midwest LP, 9.75%, 10/1/2009 (d)	45,000	46,913
LCI International, Inc., 7.25%, 6/15/2007	120,000	112,800
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (d)	20,000	16,750
MCI, Inc., 7.735%, 5/1/2014	145,000	162,400
Nextel Communications, Inc.:
5.95%, 3/15/2014	100,000	102,250
7.375%, 8/1/2015	265,000	286,531
Nextel Partners, Inc., 8.125%, 7/1/2011	65,000	70,688
Northern Telecom Capital, 7.875%, 6/15/2026	50,000	48,750
Qwest Corp., 7.25%, 9/15/2025	115,000	103,500
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	240,000	273,600
144A, 14.0%, 12/15/2014	30,000	35,475
Rural Cellular Corp., 9.875%, 2/1/2010 (d)	15,000	14,813
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	30,000	26,250
Triton PCS, Inc., 8.5%, 6/1/2013 (d)	25,000	22,375
Ubiquitel Operating Co., 9.875%, 3/1/2011	30,000	32,400
US Unwired, Inc., Series B, 10.0%, 6/15/2012	60,000	65,700
Western Wireless Corp., 9.25%, 7/15/2013	15,000	17,100
		2,310,514
Utilities 4.1%
AES Corp., 144A, 8.75%, 5/15/2013	170,000	188,700
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (d)	245,000	266,744
144A, 10.25%, 11/15/2007	15,000	16,725
Calpine Corp.:
8.25%, 8/15/2005 (d)	50,000	48,000
144A, 8.5%, 7/15/2010 (d)	140,000	101,500
CMS Energy Corp.:
7.5%, 1/15/2009 (d)	20,000	20,750
8.5%, 4/15/2011	110,000	119,625
9.875%, 10/15/2007	160,000	173,600
DPL, Inc., 6.875%, 9/1/2011	95,000	101,650
Mission Energy Holding Co., 13.5%, 7/15/2008	295,000	348,100
NorthWestern Corp., 144A, 5.875%, 11/1/2014	25,000	25,250
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	261,000	275,355
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	95,000	101,650
10.0%, 10/1/2009	165,000	183,150
		1,970,799
Total Corporate Bonds (Cost $23,403,490)		22,694,666

Foreign Bonds — US$ Denominated 58.3%
Consumer Discretionary 1.7%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	75,000	78,562
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	141,000	157,215
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	130,000	138,775
Shaw Communications, Inc., 8.25%, 4/11/2010	200,000	220,000
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	155,000	115,475
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	15,000	14,588
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (d)	105,000	89,512
		814,127
Consumer Staples 0.3%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	95,000	104,975
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	25,000	25,563
		130,538
Energy 4.6%
Luscar Coal Ltd., 9.75%, 10/15/2011	115,000	125,350
OAO Gazprom, 144A, 9.625%, 3/1/2013	100,000	120,000
Pemex Project Funding Master Trust:
8.0%, 11/15/2011	550,000	625,625
9.5%, 9/15/2027	620,000	799,800
144A, 9.5%, 9/15/2027	70,000	90,125
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	340,005	377,406
Secunda International Ltd., 11.141%**, 9/1/2012	75,000	70,875
		2,209,181
Financials 0.6%
Conproca SA de CV, 12.0%, 6/16/2010	100,000	123,000
Eircom Funding, 8.25%, 8/15/2013	75,000	78,750
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	80,000	68,400
		270,150
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010 (d)	115,000	115,863
Industrials 1.5%
CP Ships Ltd., 10.375%, 7/15/2012	90,000	100,800
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	95,000	98,325
10.25%, 6/15/2007 (d)	205,000	219,350
12.5%, 6/15/2012	75,000	87,750
J. Ray McDermott SA, 144A, 11.0%, 12/15/2013	65,000	70,850
LeGrand SA, 8.5%, 2/15/2025	60,000	71,400
Stena AB:
7.0%, 12/1/2016	25,000	22,875
9.625%, 12/1/2012	45,000	49,162
		720,512
Materials 2.2%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014 (d)	100,000	108,500
Cascades, Inc., 7.25%, 2/15/2013	115,000	112,125
Crown Euro Holdings SA, 10.875%, 3/1/2013	65,000	74,994
ISPAT Inland ULC, 9.75%, 4/1/2014	113,000	131,645
Novelis, Inc., 144A, 7.25%, 2/15/2015	15,000	14,700
Rhodia SA, 8.875%, 6/1/2011 (d)	225,000	216,000
Tembec Industries, Inc.:
8.5%, 2/1/2011 (d)	360,000	275,400
8.625%, 6/30/2009 (d)	150,000	121,500
		1,054,864
Emerging Market Sovereign Bonds 45.5%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	1,000,000	1,285,420
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	1,000,000	965,000
Dominican Republic:
9.04%, 1/23/2018	450,000	450,000
144A, 9.04%, 1/23/2018	45,000	45,000
9.5%, 9/27/2011	370,000	391,275
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..8125% Series 30YR, 4.25%**, 4/15/2024	370,000	342,250
8.875%, 10/14/2019	70,000	73,045
11.0%, 8/17/2040	970,000	1,151,875
11.0%, 1/11/2012	610,000	721,935
14.5%, 10/15/2009	630,000	820,575
Republic of Argentina, 8.28%, 12/31/2033	1,398,167	1,211,512
Republic of Bulgaria, 8.25%, 1/15/2015	810,000	1,013,553
Republic of Colombia:
10.75%, 1/15/2013	270,000	320,625
11.75%, 2/25/2020	10,000	12,825
Republic of Indonesia, 7.25%, 4/20/2015	640,000	636,032
Republic of Panama, 9.375%, 1/16/2023	270,000	326,700
Republic of Peru, 9.875%, 2/6/2015	200,000	243,200
Republic of Philippines:
9.375%, 1/18/2017	990,000	1,066,725
9.5%, 10/21/2024	260,000	276,900
9.5%, 2/2/2030	410,000	419,737
9.875%, 1/15/2019	270,000	292,613
Republic of Turkey:
7.375%, 2/5/2025	640,000	620,800
11.5%, 1/23/2012	690,000	859,050
11.75%, 6/15/2010	1,050,000	1,291,500
11.875%, 1/15/2030	410,000	568,362
12.375%, 6/15/2009	100,000	122,180
Republic of Uruguay:
7.25%, 2/15/2011	150,000	146,250
9.25%, 5/17/2017	620,000	643,250
Republic of Venezuela:
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	570,000	568,860
9.25%, 9/15/2027	460,000	462,530
10.75%, 9/19/2013	400,000	454,000
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,310,000	1,437,987
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	850,000	795,940
Series VII, 3.0%, 5/14/2011	680,000	588,880
United Mexican States:
Series A, 6.625%, 3/3/2015	610,000	667,340
8.3%, 8/15/2031	200,000	247,000
Series A, 9.875%, 2/1/2010	250,000	302,875
		21,843,601
Telecommunication Services 1.7%
Alestra SA de RL de CV, 8.0%, 6/30/2010	35,000	30,713
Axtel SA, 11.0%, 12/15/2013	70,000	74,900
Embratel, Series B, 11.0%, 12/15/2008	49,000	55,737
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	80,000	70,600
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	15,000	10,500
Intelsat Bermuda Ltd., 144A, 7.805%**, 1/15/2012	50,000	50,750
Millicom International Cellular SA, 10.0%, 12/1/2013	150,000	145,500
Mobifon Holdings BV, 12.5%, 7/31/2010	145,000	175,450
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	15,000	15,375
Nortel Networks Ltd., 6.125%, 2/15/2006	200,000	201,000
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014	10,000	9,950
		840,475
Total Foreign Bonds — US$ Denominated (Cost $27,395,023)		27,999,311

Foreign Bonds — Non US$ Denominated 9.6%
Consumer Discretionary 0.3%
IESY Repository GMBH, 144A, 8.75%, 2/15/2015 EUR	50,000	55,375
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	50,000	55,990
		111,365
Energy 0.1%
Pemex Project Funding Master Trust, 6.375%, 8/5/2016 EUR	40,000	54,218
Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	50,000	59,374
Emerging Market Sovereign Bonds 9.1%
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	250,000	356,278
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	8,260,000	634,051
Series MI-10, 8.0%, 12/19/2013 MXN	1,058,500	87,904
Series MI-10, 9.5%, 12/18/2014 MXN	323,500	29,368
Series M-20, 10.0%, 12/5/2024 MXN	4,380,000	404,062
Republic of Argentina:
5.83%, 12/31/2033 ARS	3,153,481	1,082,350
7.82%, 4/15/2033 EUR	95,000	98,783
7.83%, 12/31/2033 EUR	345,616	359,376
Republic of Colombia, 12.0%, 10/22/2015 COP	719,000,000	299,689
Republic of Peru, 7.5%, 10/14/2014 EUR	230,000	313,452
Republic of Romania, 8.5%, 5/8/2012 EUR	437,000	699,074
		4,364,387
Total Foreign Bonds — Non US$ Denominated (Cost $4,300,919)		4,589,344

Convertible Bonds 0.3%
DIMON, Inc., 6.25%, 3/31/2007	120,000	120,000
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006	45,000	44,550
Total Convertible Bonds (Cost $157,432)		164,550
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.* (Cost $19,459)	1,742	22,642
Preferred Stocks 0.4%
Paxson Communications Corp., 14.25% (PIK)	16	105,299
TNP Enterprises, Inc., 14.5%, "D" (PIK)	68	78,880
Total Preferred Stocks (Cost $213,341)		184,179

Warrants 0.0%
UIH Australia Pacific, Inc.* (Cost $0)	280	0
	Principal Amount ($)(c)	Value ($)

Loan Participations 0.8%
Citigroup Global (Severstal), 8.625%, 2/24/2009	46,000	47,366
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.003%**, 3/4/2010	350,000	348,250
Total Loan Participations (Cost $384,506)		395,616

US Government Backed 0.2%
US Treasury Bond, 7.5%, 11/15/2016 (Cost $116,044)	90,000	117,264
	Units	Value ($)

Other Investments* 0.2%
Hercules, Inc. (Bond Unit) (Cost $110,719)	135,000	105,300
	Shares	Value ($)

Securities Lending Collateral 8.5%
Scudder Daily Assets Fund Institutional, 3.07% (e) (f) (Cost $4,061,954)	4,061,954	4,061,954

Cash Equivalents 11.4%
Scudder Cash Management QP Trust, 3.04% (b) (Cost $5,476,004)	5,476,004	5,476,004
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $65,638,891) (a)	137.0	65,810,830
Notes Payable	(31.2)	(15,000,000)
Other Assets and Liabilities, Net	(5.8)	(2,781,418)
Net Assets	100.0	48,029,412

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	USD	65,000	51,288	62,725
Grupo Iusacell SA de CV	10.0	7/15/2004	USD	15,000	9,881	10,500
Intermet Corp.	9.75	6/15/2009	USD	25,000	10,250	11,750
Oxford Automotive, Inc.	12.0	10/15/2010	USD	153,378	102,780	76,689
					174,199	161,664

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of US Treasury bill rate. These securities are shown at their current rate as of May 31, 2005.

(a) The cost for federal income tax purposes was $65,858,095. At May 31, 2005, net unrealized depreciation for all securities based on tax cost was $47,265. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,324,527 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,371,792.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2005 amounted to $3,992,365, which is 8.3% of net assets.

(e) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London Interbank Offered Rate.

PIK denotes that interest or dividend is paid in-kind.

Currency Abbreviations
ARS	Argentina Peso	COP	Colombian Peso
EUR	Euro	MXN	Mexican Peso
USD	United States Dollar
Financial Statements

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $56,100,933) — including $3,992,365 of securities loaned	$ 56,272,872
Investment in Scudder Cash Management QP Trust (cost $5,476,004)	5,476,004
Investment in Scudder Daily Assets Fund Institutional (cost $4,061,954)*	4,061,954
Total investments in securities, at value (cost $65,638,891)	65,810,830
Cash	118,336
Foreign currency, at value (cost $106,258)	104,043
Receivable for investments sold	3,376,362
Interest receivable	1,443,764
Unrealized appreciation on forward foreign currency exchange contracts	198,299
Other assets	14,095
Total assets	71,065,729
Liabilities
Payable for investments purchased	3,682,083
Notes payable	15,000,000
Dividends payable	4,403
Interest on notes payable	103,839
Payable upon return of securities loaned	4,061,954
Unrealized depreciation on forward foreign currency exchange contracts	70,383
Accrued management fee	33,291
Other accrued expenses and payables	80,364
Total liabilities	23,036,317
Net assets, at value	$ 48,029,412
Net Assets
Net assets consist of: Undistributed net investment income	302,253
Net unrealized appreciation (depreciation) on: Investments	171,939
Foreign currency related transactions	131,679
Accumulated net realized gain (loss)	809,517
Paid-in capital	46,614,024
Net assets, at value	$ 48,029,412
Net Asset Value
Net asset value per share ($48,029,412 ÷ 3,486,274 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.78

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2005 (Unaudited)
Investment Income
Income: Interest	$ 2,445,878
Interest — Scudder Cash Management QP Trust	52,206
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	15,407
Dividends	15,419
Total Income	2,528,910
Expenses: Management fee	203,736
Services to shareholders	13,662
Custodian fees	22,991
Auditing	24,400
Legal	12,222
Trustees' fees and expenses	9,400
Reports to shareholders	32,920
Interest expense	272,915
Stock exchange listing fees	14,026
Other	24,476
Total expenses, before expense reductions	630,748
Expense reductions	(899)
Total expenses, after expense reductions	629,849
Net investment income	1,899,061
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,916,998
Foreign currency related transactions	(238,430)
2,678,568
Net unrealized appreciation (depreciation) during the period on: Investments	(2,845,199)
Foreign currency related transactions	419,080
(2,426,119)
Net gain (loss) on investment transactions	252,449
Net increase (decrease) in net assets resulting from operations	$ 2,151,510

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2005 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 2,604,166
Payment of operating expenses	(416,177)
Payment of interest expense	(273,168)
Proceeds from sales and maturities of investments	56,530,086
Purchases of investments	(52,994,269)
Net purchases, sales and maturities of short-term investments	(7,577,650)
Proceeds received for collateral on securities loaned	4,061,954
Cash provided (used) by operating activities	$ 1,934,942
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	$ (1,871,967)
Cash provided (used) by financing activities	(1,871,967)
Increase (decrease) in cash	62,975
Cash at beginning of period*	159,404
Cash at end of period*	$ 222,379
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 2,151,510
Net (increase) decrease in cost of investments	(352,360)
Net increase (decrease) in unrealized appreciation (depreciation) on investments	2,845,199
(Increase) decrease in interest receivable	35,486
(Increase) decrease in other assets	(13,412)
(Increase) decrease in receivable for investments sold	(3,186,833)
Increase (decrease) in payable for investments purchased	2,824,721
Increase (decrease) in payable upon return of securities loaned	(1,877,031)
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(432,842)
Increase (decrease) in other accrued expenses and payables	(253)
Increase (decrease) in interest on notes payable	(59,243)
Cash provided (used) by operating activities	$ 1,934,942
Non-Cash Financing Activities:
Reinvestment of distributions	$ 10,386

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income	$ 1,899,061	$ 3,718,610
Net realized gain (loss) on investment transactions	2,678,568	1,891,791
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,426,119)	1,529,264
Net increase (decrease) in net assets resulting from operations	2,151,510	7,139,665
Distributions to shareholders from: Net investment income	(1,882,353)	(3,763,352)
Fund share transactions: Reinvestment of distributions	10,386	31,009
Net increase (decrease) in net assets from Fund share transactions	10,386	31,009
Increase (decrease) in net assets	279,543	3,407,322
Net assets at beginning of period	47,749,869	44,342,547
Net assets at end of period (including undistributed net investment income of $302,253 and $285,545, respectively)	$ 48,029,412	$ 47,749,869
Other Information
Shares outstanding at beginning of period	3,485,529	3,482,857
Shares issued to shareholders in reinvestment of distributions	745	2,672
Net increase in Fund shares	745	2,672
Shares outstanding at end of period	3,486,274	3,485,529

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.70	$ 12.73	$ 11.10	$ 11.75	$ 11.97	$ 12.88
Income (loss) from investment operations:
Net investment income[c]	.55	1.07	1.04	1.07	1.23	1.59
Net realized and unrealized gain (loss) on investment transactions	.07	.98	1.67	(.58)	(.01)	(.80)
Total from investment operations	.62	2.05	2.71	.49	1.22	.79
Less distributions from: Net investment income	(.54)	(1.08)	(1.08)	(1.14)	(1.24)	(1.70)
Tax return of capital	—	—	—	—	(.20)	—
Total distributions	(.54)	(1.08)	(1.08)	(1.14)	(1.44)	(1.70)
Net asset value, end of period	$ 13.78	$ 13.70	$ 12.73	$ 11.10	$ 11.75	$ 11.97
Market value, end of period	$ 13.36	$ 13.32	$ 14.25	$ 10.85	$ 12.09	$ 12.44
Total Return
Based on net asset value (%)[d]	4.85**	16.69	25.52	4.49	9.89	5.55
Based on market value (%)[d]	4.32**	1.73	43.74	(.74)	8.73	(.35)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	48	44	39	41	42
Ratio of expenses before expense reductions (%)	2.57*	2.21	2.03	1.74	2.80	3.22
Ratio of expenses after expense reductions (%)	2.57*	2.20	2.03	1.74	2.79	3.21
Ratio of expenses excluding interest expense (%)	1.43*	1.49	1.58	1.32	1.40	1.28
Ratio of net investment income (%)	7.98*	8.20	8.61	9.40	10.23	12.52
Portfolio turnover rate (%)	191*	193	244	184	19	8
Total debt outstanding end of period ($ thousands)	15,000	15,000	10,250	8,208	9,407	13,377
Asset coverage per $1,000 of debt[e]	4,202	4,183	5,326	5,707	5,341	4,104

[a] For the six months ended May 31, 2005 (Unaudited).

[b] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions are now included as interest income. The effect of these changes for the year ended November 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 9.58% to 9.40%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $1,665,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 (the expiration date), whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at May 31, 2005. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $48,275,710 and $52,272,081, respectively. Purchases and sales of US Treasury obligations aggregated $7,335,636 and $7,473,672, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor to the Fund with respect to the investment and reinvestment of assets in the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by SISC aggregated $11,978, of which $6,228 was unpaid at May 31, 2005.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $13,200, of which $6,600 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $14 and $14, respectively.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the six months ended May 31, 2005, the Advisor agreed to reimburse the Fund $718, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2005, the Fund's custodian fees were reduced by $181 for custodian credits earned.

G. Forward Foreign Currency Exchange Contracts

As of May 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	254,000	USD	333,786	7/28/2005	20,676
EUR	2,062,000	USD	2,703,076	7/28/2005	161,212
EUR	9,670	USD	13,038	9/9/2005	1,098
EUR	48,089	USD	62,607	9/9/2005	3,228
EUR	377,152	USD	477,699	11/18/2005	10,586
USD	47,507	MXN	528,000	7/28/2005	487
USD	200,000	MXN	2,211,400	7/28/2005	1,012
Total unrealized appreciation					198,299
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	391,380	EUR	291,000	6/20/2005	(33,073)
USD	232,286	EUR	183,000	7/28/2005	(6,696)
USD	460,000	EUR	364,365	7/28/2005	(10,841)
MXN	7,220,000	USD	643,838	7/28/2005	(12,448)
MXN	3,592,800	USD	320,000	7/28/2005	(6,579)
MXN	1,266,161	USD	112,301	11/10/2005	(746)
Total unrealized depreciation					(70,383)
Currency Abbreviations
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar

H. Borrowings

The notes payable represents a secured loan of $15,000,000 from State Street Bank and Trust Company at May 31, 2005. The note bears interest at the 90-day LIBOR rate plus 0.75% plus dealer fees (3.85% at May 31, 2005) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. The loan amounts and rates are reset periodically under a credit facility obtained by the Fund in an amount not to exceed $20,000,000 at any one time and which is available until January 6, 2006.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2005 was $15,000,000 with a weighted average interest rate of 3.449%.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder Strategic Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Strategic Income Trust (the "fund") was held on May 25, 2005. The following matters were voted upon by the shareholders of said fund (the resulting votes are presented below):

1. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	3,293,287	54,335
Donald L. Dunaway	3,290,165	57,457
James R. Edgar	3,292,387	55,235
Paul K. Freeman	3,292,887	54,735
Robert B. Hoffman	3,290,465	57,157
William McClayton	3,292,887	54,735
Shirley D. Peterson	3,288,651	58,971
William N. Shiebler	3,293,187	54,435
Robert H. Wadsworth	3,296,987	50,635

2. To ratify the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm for the fund.

Number of Votes:
For	Against	Abstain
3,320,727	13,158	13,735
Additional Information

Changes in Trustees and Officers

Lewis A. Burnham and John G. Weithers retired from the Board of Trustees effective May 25, 2005 in connection with the fund's Annual Meeting of Shareholders.

On May 11, 2005, the Board of Trustees appointed Scott M. McHugh as Assistant Treasurer of the fund. Kevin Gay and Salvatore Schiavone resigned as Assistant Treasurers of the fund in connection with their resignation as Vice President and Director, respectively, of Deutsche Asset Management.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: www.cef.scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KST
CUSIP Number	81123W-101
Privacy Statment

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Period                  Total Number of Shares   Average Price Paid
                                      Purchased               Per Share
December 1- December 31, 2004            N/A                     N/A
January 1- January 31, 2005              N/A                     N/A
February 1-February 28, 2005             N/A                     N/A
March 1- March 31, 2005                  N/A                     N/A
April 1- April 30, 2005                  N/A                     N/A
May 1- May 31, 2005                      N/A                     N/A

                                  Purchased as Part of    Shares they May Yet be
         Period                  Publicly Announced       Purchased under the
                                 Plans or Programs        Plans or Programs
December 1- December 31, 2004            N/A                    N/A
January 1- January 31, 2005              N/A                    N/A
February 1-February 28, 2005             N/A                    N/A
March 1- March 31, 2005                  N/A                    N/A
April 1- April 30, 2005                  N/A                    N/A
May 1- May 31, 2005                      N/A                    N/A

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Strategic Income Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005